UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               April 1, 2010

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.    Other Events
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          As of March 31, 2010, preliminary assets under management totaled
$6.876 billion.  Following is a summary as of March 31, 2010 (in millions):

				         Equity    Fixed Income	    Total
Individually Managed Accounts 	        $ 2,661	      $   30       $ 2,691
Mutual Funds 			          3,829	         140	     3,969
Private Investment Funds	   	    216            0           216
                                        -------       ------       -------
Total			       	        $ 6,706       $  170       $ 6,876

Investment Strategy
-------------------
Small and Small-Mid Cap         $    863
Large Cap and Select		   3,461
Long-Short		           2,382
Strategic and Fixed Income     	     170
				--------
Total			        $  6,876


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: April 1, 2010	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary